UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2019

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On June 18, 2019, the Registrant held its Annual General Meeting of Shareholders (the “Meeting”).

(b) The final voting results for the Meeting are as follows:

Proposal Number	Proposal Description		For	Against	Abstain	Broker Non-votes	Pass
1	Election of Richard A. Sandberg		19,953,817	2,506,339	649	1,194,733	Yes(1)
2	Election of Andrew Scott Walton		19,933,072	2,527,084	649	1,194,733	Yes(1)
3	Election of Peter Wrighton-Smith		22,421,790	38,366	649	1,194,733	Yes(1)
4	Ratification of Appointment of Auditors for 2019		23,647,022	7,845	671	0	Yes(1)
5	Re-Appointment of U.K. Statutory Auditors		23,647,022	7,845	671	0	Yes(1)
6	Authorization to Determine Statutory Auditors’ Remuneration for 2019		23,648,426	3,323	3,789	0	Yes(1)
7	Receive U.K. Statutory Accounts and Reports for 2018		23,555,287	2,823	97,428	0	Yes(1)
8	Receive and Approve U.K. Statutory Directors’ Annual Report on Remuneration for 2018		21,975,826	484,020	959	1,194,733	Yes(1)
9	Approval of Compensation Paid to our Named Executive Officers		21,952,720	507,116	969	1,194,733	Yes(1)
		1 Year	2 Years	3 Years	Abstain	Broker Non-votes
10	Approval of Frequency of Future Advisory Votes to Approve Compensation Paid to our Named Executive Officers	11,908,503	10,531,200	18,153	2,949	1,194,733	1 Year
			For	Against	Abstain	Broker Non-votes
11	Approval of Share Repurchase Program		23,153,939	495,460	6,139	0	Yes(1)
12	Authorization of our Board of Directors to Allot Ordinary Shares		23,634,638	13,808	7,092	0	Yes(1)
13	Approval of General Disapplication of Pre-Emption Rights with respect to Allotment of Ordinary Shares		11,920,486	11,728,307	6,745	0	No (2)

(1) Proposals 1 through 12 were ordinary resolutions, and each proposal was approved as the number of votes cast in favor exceeded the number of votes cast against such proposal.

(2) As a result of Resolution 13 being a Special Resolution, in order for the resolution to be approved by the shareholders, at least 75%, rather than 50%, in nominal value of the outstanding shares entitled to vote for or against the Proposal was required to authorize the resolution. Special Resolution 13 was not approved as it did not achieve the requisite number of votes in favor.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 6/24/2019

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Matthew T E McLaughlin

Name:	Matthew T E McLaughlin

Title:	Chief Financial Officer